EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with amendment No. 1 to the annual report of Audiovox Corporation
(the "Company") on Form 10-K/A for the period ended November 30, 2005 (the
"Report") as filed with the Securities and Exchange Commission on the date hereof, I, C. Michael Stoehr, Senior Vice President and Chief Financial Officer
of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with Section 13(a) or 15(d) of the Securities
         Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 14, 2006

                                      /s/ C. Michael Stoehr
                                      -----------------------------------------
                                      C. Michael Stoehr
                                      Senior Vice President and Chief Financial
                                      Officer